UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): May 8, 2006
TELULAR CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-23212 (Commission File Number)	36-3885440 (I.R.S. Employer Identification Number)

647 North Lakeview Parkway, Vernon Hills, Illinois (Address of Principal Executive Offices)	60061 (Zip Code)
(847) 247-9400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Financial Statements as of December 31, 2005
Unaudited Financial Statements as of March 31, 2006
Unaudited Pro Forma Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets
     On May 8, 2006 Telular Corporation, (“Telular”) acquired certain assets and assumed certain liabilities relating to the Fixed Wireless Division of CSI Wireless Inc. (“FWT”). On May 10, 2006 Telular filed a Form 10-Q reporting that it had completed the acquisition and that the financial statements and pro forma financial information required under Item 9 of Form 8-K would be filed not later than 71 calendar days after the date an initial Form 8-K Current Report would have been required. Telular is filing this Current Report on Form 8-K to file such financial statements and pro forma financial information.
Item 9.01. Financial Statements and Exhibits.
(a)	Audited financial statements of the Fixed Wireless Division of CSI Wireless Inc. as of and for the year ended December 31, 2005, attached as Exhibit 99.1 hereto.

(b)	Unaudited financial statements of the Fixed Wireless Division of CSI Wireless Inc. as of and for the three months ended March 31, 2006, attached as Exhibit 99.2 hereto.

(c)	Unaudited consolidated pro forma balance sheet as of March 31, 2006, the unaudited consolidated pro forma statements of operations for the year ended September 30, 2005 and the unaudited consolidated pro forma statements of operations for the six months ended March 31, 2006, including notes thereto, both attached as exhibit 99.3 hereto.

(d)	Exhibits

Exhibit
Number	Description
99.1	Financial Statements of the Fixed Wireless Division of CSI Wireless Inc. as of and for the year ended December 31, 2005.

99.2	Unaudited Financial Statements of the Fixed Wireless Division of CSI Wireless Inc. as of and for the three months ended March 31, 2006.

99.3	Unaudited Pro Forma Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: July 25, 2006

TELULAR CORPORATION
/s/ JEFFREY L. HERRMANN
Jeffrey L. Herrmann
Executive Vice President, Chief Operating Officer and Chief Financial Officer

TELULAR CORPORATION
Exhibit Index to Current Report on Form 8-K
Dated July 25, 2006

Exhibit
Number	Description
99.1	Financial Statements of the Fixed Wireless Division of CSI Wireless Inc. as of and for the year ended December 31, 2005.

99.2	Unaudited Financial Statements of the Fixed Wireless Division of CSI Wireless Inc. as of and for the three months ended March 31, 2006.

99.3	Unaudited Pro Forma Financial Information